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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: APRIL 19, 2000

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        0-12771                                          95-3630868
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

                  10260 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (858) 826-6000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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                                    FORM 8-K

ITEM 5.    OTHER EVENTS.

           On April 14, 2000, the Board of Directors established the price of the Class A Common Stock of the Registrant at $30.25. Pursuant to the Registrant's Certificate of Incorporation, the price applicable to shares of Class B Common Stock of the Registrant is equal to twenty times the price of the Class A Common Stock.

           The price of the Class A Common Stock is established by the Board of Directors pursuant to a valuation process which includes a stock price formula. The following table sets forth information concerning the formula price for the Class A Common Stock, the applicable price for the Class B Common Stock and each of the variables contained in the formula, including the market factor, in effect for the periods beginning on the dates indicated. The Board of Directors sets the market factor at the value which causes the formula to yield the price which the Board of Directors believes reflects a fair market value. For the periods prior to August 31, 1999, the following table has been restated to reflect the four-for-one stock split with the price of the Class A Common Stock rounded to the nearest penny.


                                                                                         "W" or            Price           Price
                                        "E" or           "W1" or                        Weighted         Per Share        Per Share
                          Market     Stockholders        Shares         "P" or         Avg. Shares      of Class A       of Class B
      Date                Factor       Equity(1)     Outstanding(2)   Earnings(3)    Outstanding(4)    Common Stock     Common Stock
      ----                ------       ---------     --------------   -----------    --------------    ------------     ------------

January 8, 1999.......       3.80     980,390,000       247,146,100   147,609,000       235,373,472      $   17.46      $   349.10

April 9, 1999.........       3.90   1,084,602,000       253,042,596   150,688,000       240,770,600      $   18.10      $   362.05

July 9, 1999..........       1.00   1,644,285,000       258,408,012   565,071,000       246,066,740      $   19.36      $   387.20

October 8, 1999.......       1.00   1,710,514,000       259,950,164   591,681,000       249,790,820      $   19.99      $   399.80

January 14, 2000......       1.40   1,762,661,000       259,671,296   611,994,000       253,455,768      $   25.92      $   518.40

April 14, 2000........       1.70   1,830,282,000       262,311,687   619,849,000       256,270,820      $   30.25      $   605.00


(1) "E" or Stockholders Equity = the stockholders' equity of the Registrant at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur.

(2) "W1" or Shares Outstanding = the number of outstanding common shares and common share equivalents at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur.

(3) "P" or Earnings = the earnings of the Registrant for the four fiscal quarters immediately preceding the price determination.

(4) "W" or Weighted Average Shares Outstanding = the weighted average number of outstanding common shares and common share equivalents for the four fiscal quarters immediately preceding the price determination, as used by the Registrant in computing diluted earnings per share.


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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



(Registrant)                           SCIENCE APPLICATIONS
                                       INTERNATIONAL CORPORATION



Date:   April 18, 2000                 By    /S/ J. DENNIS HEIPT
                                         --------------------------------------
                                             J. Dennis Heipt
                                       Its:  Corporate Executive Vice President
                                             and Corporate Secretary